UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2016 (December 6, 2016)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2016, the Board of Directors of Harman International Industries, Incorporated (the “Company”) adopted, subject to stockholder approval, amendments to Article Eighth of the Company’s Restated Certificate of Incorporation and Article III of the Company’s Bylaws to provide that the Company’s stockholders may remove any member of the Company’s board of directors from office, with or without cause (the “Amendments”). On December 6, 2016, the Amendments were approved by stockholders at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The Amendments became effective upon the Company filing a Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Office of the Secretary of State of the State of Delaware on December 7, 2016.

The foregoing descriptions of the Amendments are qualified in their entirety by reference to the Certificate of Amendment and the Bylaws, as amended, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on December 6, 2016. Only stockholders of record as of the close of business on October 11, 2016 were entitled to vote at the Annual Meeting. As of the record date, 69,932,865 shares of common stock were outstanding and entitled to vote. At the Annual Meeting, 62,940,747 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

At the Annual Meeting, stockholders considered the following proposals:

•	the election of 10 director nominees;

•	the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017;

•	the approval of the Amendments; and

•	an advisory vote to approve the compensation of the Company’s named executive officers.

The results of the matters voted on by the stockholders are set forth below.

1. The Company’s stockholders elected the 10 director nominees with the following votes:

	FOR	WITHHELD	BROKER NON-VOTES
Adriane M. Brown	56,129,742	1,672,964	5,138,041
John W. Diercksen	56,271,419	1,531,287	5,138,041
Ann McLaughlin Korologos	55,577,411	2,225,295	5,138,041
Robert Nail	56,093,813	1,708,893	5,138,041
Dinesh C. Paliwal	54,167,318	3,635,388	5,138,041
Abraham N. Reichental	56,067,674	1,735,032	5,138,041
Kenneth M. Reiss	56,085,725	1,716,981	5,138,041
Hellene S. Runtagh	56,114,675	1,688,031	5,138,041
Frank S. Sklarsky	56,003,033	1,799,673	5,138,041
Gary G. Steel	56,050,670	1,752,036	5,138,041

2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017 with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,198,394	697,216	45,137	0

3. The Company’s stockholders approved the Amendments with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
62,552,029	285,577	103,141	0

4. The Company’s stockholders approved, by advisory vote, the compensation of the Company’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,879,286	3,866,332	57,088	5,138,041

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 7, 2016.

3.2	By-Laws of Harman International Industries, Incorporated, as amended, dated December 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko
Executive Vice President and General Counsel

Date: December 9, 2016